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                                                                    EXHIBIT 24.1

CONFORMED

                              POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert T. Kenney and Charles J. Boulier III as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion of American Savings Bank and the Form S-1 Registration Statement by American Financial Holdings, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the State of Connecticut Department of Banks or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Connecticut General Statutes and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                       DATE
     ----                                                       ----

/s/ Robert T. Kenney                                            August 4, 1999
--------------------
Robert T. Kenney
President, Chief Executive Officer
and Director
(principal executive officer)
American Financial Holdings, Inc.

Chairman of the Board, President and
Chief Executive Officer
(principal executive officer)
American Savings Bank


/s/ Charles J. Boulier III                                      August 4, 1999
--------------------------
Charles J. Boulier III
Executive Vice President, Treasurer and
Chief Financial Officer
(principal accounting and financial officer)
American Financial Holdings, Inc.

Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)
American Savings Bank
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/s/ Adolf G. Carlson                          August 4, 1999
--------------------
Adolf G. Carlson
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Marie S. Gustin                           August 4, 1999
--------------------
Marie S. Gustin
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Fred M. Hollfelder                        August 4, 1999
----------------------
Fred M. Hollfelder
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Mark E. Karp                              August 4, 1999
--------------------
Mark E. Karp
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Steven T. Martin                          August 4, 1999
--------------------
Steven T. Martin
Director
American Financial Holdings, Inc.

Director
American Savings Bank
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/s/ Harry N. Mazadoorian                      August 4, 1999
------------------------
Harry N. Mazadoorian
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Jeffrey T. Witherwax                      August 4, 1999
------------------------
Jeffrey T. Witherwax
Director
American Financial Holdings, Inc.

Director
American Savings Bank


/s/ Charles S. Beach                          August 4, 1999
--------------------
Charles S. Beach
Director
American Savings Bank


/s/ Donald Davidson                           August 4, 1999
--------------------
Donald Davidson
Director
American Savings Bank


/s/ Norman E.W. Erickson                      August 4, 1999
------------------------
Norman E.W. Erickson
Director
American Savings Bank


/s/ Joseph T. Hughes                          August 4, 1999
--------------------
Joseph T. Hughes
Director
American Savings Bank
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/s/ Geddes Parsons                            August 4, 1999
-------------------------
Geddes Parsons
Director
American Savings Bank


/s/ Stanley W. Shepard                        August 4, 1999
----------------------
Stanley W. Shepard
Director
American Savings Bank